Cash and cash equivalents	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents
Cash and cash equivalents

(in thousands of USD)	December 31, 2019	December 31, 2018
Bank deposits	215,000	62,500
Cash at bank and in hand	81,954	110,633
TOTAL	296,954	173,133
Of which restricted cash	—	79

NET CASH AND CASH EQUIVALENTS	296,954	173,133

The bank deposits as at December 31, 2019 had an average maturity of 8 days (2018: 6 days).
The increase in cash and cash equivalents is mainly related to the sale and leaseback transaction as at December 30, 2019 (see Note 16). All cash is in different banks which all have a high credit rating.